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CLOSING BELL WITH MARIA BARTIROMO – Transcript

CNBC

6 March 2012

MARIA BARTIROMO: JAY FLATLEY JOINS ME NOW TO TALK ABOUT WHAT’S BEHIND THE ACTION AND THE FUTURE OF HIS COMPANY. GOOD TO HAVE YOU ON THE PROGRAM, MR. FLATLEY. THANK YOU SO MUCH FOR JOINING US.

JAY FLATLEY: THANK YOU, MARIA. DELIGHTED TO BE HERE.

MARIA BARTIROMO: WILL YOU ACCEPT THE ROCHE OFFER?

JAY FLATLEY: DID WE EXPECT THE ROCHE OFFER?

MARIA BARTIROMO: ARE YOU GOING TO ACCEPT IT?

JAY FLATLEY: WE HAVE REJECTED THE ROCHE OFFER. WE FILED A 14-D 9 SEVERAL WEEKS AGO, WHICH LAID OUT THE REASONS FOR REJECTION OF THE OFFER AT $44.50.

MARIA BARTIROMO: IS IT ALL ABOUT VALUE, JAY? OR IS THERE A BENEFIT TO REMAINING INDEPENDENT? MR. FLATLEY, DO YOU HEAR ME? HELLO? DON’T YOU HATE WHEN THAT HAPPENS? WE ARE IN A LIVE INTERVIEW. WE’LL GET BACK TO JAY FLATLEY ONCE WE FIX THE KINKS IN HIS EARPIECE. WE’LL TAKE A SHORT BREAK AND COME BACK. THAT WAS CERTAINLY A CRITICAL QUESTION. STAY WITH US. WE’LL TALK ABOUT THE MARKET REBOUNDING FROM TODAY’S BIG SELL-OFF AND GET BACK TO THE CEO…

[COMMERCIAL BREAK]

MARIA BARTIROMO: WELCOME BACK. WE ARE ONCE AGAIN TALKING WITH JAY FLATLEY. HE IS THE CEO OF ILLUMINA. MR. FLATLEY ARE YOU WITH US?

JAY FLATLEY: I AM.

MARIA BARTIROMO: GREAT. SORRY ABOUT THAT. YOU COULDN’T HEAR ME EARLIER. SO YOU HAVE SAID THAT YOU WILL BE REJECTING THE ROCHE DEAL. AND I ASKED YOU IS IT JUST A QUESTION OF VALUE OR IS THERE A — IS THERE A PRIORITY IN REMAINING INDEPENDENT?

JAY FLATLEY: WE REJECTED THE ROCHE OFFER BECAUSE WE THINK IT DRAMATICALLY UNDERVALUES THE COMPANY AND WAS PROVIDED IN A VERY OPPORTUNISTIC WAY, AT A PRICE POINT VERY NEAR OUR 52-WEEK LOW. AS WE LOOK FORWARD, THE BOARD IS REALLY VERY FOCUSED ON DELIVERING SHAREHOLDER VALUE. WE’RE MANAGING OUR BUSINESS AND WE ARE FOCUSED ON ANALYZING ANY NEW OFFER THAT MIGHT COME IN IN LIGHT OF THE SHAREHOLDER VALUE THAT WE BELIEVE WE CAN GENERATE AS AN INDEPENDENT COMPANY.

MARIA BARTIROMO: UNDERSTOOD, UNDERSTOOD. SO IT REALLY IS ABOUT CREATING SHAREHOLDER VALUE. SO WHAT WOULD BE AN APPROPRIATE PRICE?

JAY FLATLEY: THE BOARD WILL LOOK AT ANY OFFER THAT COMES IN — IN LIGHT OF THAT OFFER VERSUS THE MARKET CONDITIONS AT THAT TIME, OUR PRODUCT PIPELINE, WHAT’S HAPPENING IN THE COMPETITIVE FRONT. AND SO THE BOARD HAS NOT PREDETERMINED A PRICE WE WOULD SELL THE COMPANY. WE ARE NOT CURRENTLY IN A NEGOTIATION, BUT WE’D CONSIDER ANY OFFER THAT CAME IN IN LIGHT OF THOSE FACTORS THAT I MENTIONED.

MARIA BARTIROMO: LET ME ASK YOU ABOUT THE PIPELINE AND WHAT YOU’VE BEEN WORKING ON. I FIND IT EXTRAORDINARY HOW TECHNOLOGY IS ENABLING SO MUCH IN BIOTECH AND GENERALLY IN HEALTHCARE. BACK IN JANUARY YOU SAID YOU WOULD INTRODUCE A MACHINE CAPABLE OF SCANNING SOMEONE’S COMPLETE DNA WITHIN A DAY, BY YEAR END. HOW WILL THIS CHANGE THE WAY DRUGS ARE DEVELOPED AND THE THAT WE CAN PREVENT AND TREAT DISEASES? TELL US ABOUT THE OPPORTUNITY HERE.

JAY FLATLEY: THIS TECHNOLOGY, WE THINK, IS GOING TO REVOLUTIONIZE HEALTHCARE. WE NOW HAVE THE ABILITY TO ANALYZE A COMPLETE HUMAN GENOME IN A SINGLE DAY. WE CAN DO THIS AT INCREASINGLY ECONOMICAL COST, AND IT PROVIDES PHARMACEUTICAL COMPANIES WITH BRAND NEW ABILITIES TO ANALYZE DRUG TARGETS, TO MANAGE CLINICAL TRIALS. IT’S GOING TO BECOME VERY IMPORTANT IN THE AREA OF PHARMA CO. GENOMICS — UNDERSTANDING WHICH DRUGS WORK FOR WHICH SUBSETS OF THE POPULATION. AND SEQUENCING WILL BE THE TOOL THAT WILL BE USED TO DETERMINE THAT, WHICH IS ONE REASON THAT ROCHE IS SO INTERESTED ILLUMINA — IS THE EMERGENCE OF THIS VERY AND WE THINK HUGE OPPORTUNITY IN CLINICAL SEQUENCING.

MARIA BARTIROMO: SO HOW FAR AWAY ARE WE FROM A TRUE MEDICAL MARKET VERSUS A RESEARCH MARKET FOR DNA SEQUENCING TECHNOLOGY?

JAY FLATLEY: THE MARKETS ARE OPENING UP RIGHT NOW. SO WE SEE THIS IN CANCER CENTERS ACROSS THE U.S. AND IN FACT, OUTSIDE THE U.S. WHERE THEY’RE ALL BEGINNING TO PLAN IN THE ONCOLOGY FIELD — TO LOOK AT THE SEQUENCE OF EVERY TUMOR OF A PATIENT THAT COMES INTO THEIR FACILITIES. WE’RE WORKING WITH A BROAD NUMBER OF COMPANIES IN THE AREA OF TRISOMY 21. SO THIS IS A NONINVASIVE REPLACEMENT FOR AMNIOCENTESIS THAT CAN DETECT THE GENETIC SEQUENCE FOR DOWN SYNDROME. AND THAT MARKET IS GROWING VERY RAPIDLY TODAY, AND THERE IS CURRENTLY ALREADY A TEST ON THE MARKET FOR THAT SYNDROME. IN ADDITION — GO AHEAD.

MARIA BARTIROMO: WELL, YOU GO AHEAD, SIR.

JAY FLATLEY: I WAS GOING TO SAY THERE ARE MANY ENTITIES WE’RE WORKING WITH IN THE CLINICAL DIAGNOSTIC SPACE THAT ARE DEVELOPING TARGETED PANELS FOR AREAS LIKE CANCER, FOR INFECTIOUS DISEASE. WE HAVE A PARTNERSHIP WITH SIEMENS FOR HIV, IS ONE SPECIFIC EXAMPLE.

MARIA BARTIROMO: SIR, IT CERTAINLY FEELS LIKE YOU ARE IN THE SWEET SPOT OF WHAT’S GOING ON IN THE WORLD TODAY. WE’LL SEE YOU SOON. THANK YOU MR. FLATLEY.

FORWARD-LOOKING STATEMENTS

This communication may contain statements that are forward-looking. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Among the important factors that could cause actual results to differ materially from those in any forward-looking statements are (i) our ability to develop and commercialize further our sequencing, BeadArray™, VeraCode®, Eco™, and consumables technologies and to deploy new sequencing, genotyping, gene expression, and diagnostics products and applications for our technology platforms, (ii) our ability to manufacture robust instrumentation and consumables, (iii) significant uncertainty concerning government and academic research funding worldwide as governments in the United States and Europe, in particular, focus on reducing fiscal deficits while at the same time confronting slowing economic growth, (iv) business disruptions associated with the tender offer commenced by CKH Acquisition Corporation, a wholly owned subsidiary of Roche Holding Ltd, and (v) other factors detailed in our filings with the U.S. Securities and Exchange Commission (“SEC”), including our most recent filings on Forms 10-K and 10-Q, or in information disclosed in public conference calls, the date and time of which are released beforehand. Illumina undertakes no obligation, and does not intend, to update these forward-looking statements.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication does not constitute an offer to buy or a solicitation of an offer to sell any securities. In response to the tender offer commenced by CKH Acquisition Corporation, a wholly owned subsidiary of Roche Holding Ltd, Illumina has filed a solicitation/recommendation statement on Schedule 14D-9 with the SEC. INVESTORS AND SECURITY HOLDERS OF ILLUMINA ARE URGED TO READ THE SOLICITATION/RECOMMENDATION STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC (WHEN THEY BECOME AVAILABLE) CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of these documents and other documents filed with the SEC by Illumina (when they become available) through the web site maintained by the SEC at

http://www.sec.gov. Investors and security holders also will be able to obtain free copies of these documents, and other documents filed with the SEC by Illumina (when they become available), from Illumina by directing a request to Illumina, Inc., Attn: Investor Relations, Kevin Williams, MD, kwilliams@illumina.com.

In addition, Illumina has filed a preliminary proxy statement and a WHITE proxy card with the SEC on March 7, 2012, and will file with the SEC, and mail to security holders of Illumina, a definitive proxy statement and WHITE proxy card. INVESTORS AND SECURITY HOLDERS OF ILLUMINA ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT, WHICH IS AVAILABLE NOW, AND THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC (WHEN THEY BECOME AVAILABLE) CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the preliminary proxy statement now, and the definitive proxy statement and other documents filed with the SEC by Illumina (when they become available) through the web site maintained by the SEC at http://www.sec.gov. Investors and security holders also will be able to obtain free copies of the preliminary proxy statement now, and the definitive proxy statement and other documents filed with the SEC by Illumina (when they become available), from Illumina by directing a request to Illumina, Inc., Attn: Investor Relations, Kevin Williams, MD, kwilliams@illumina.com.

CERTAIN INFORMATION REGARDING PARTICIPANTS IN THE SOLICITATION

Illumina and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with Illumina’s 2012 Annual Meeting of Stockholders under the rules of the SEC. Security holders may obtain information regarding the names, affiliations and direct and indirect interests (by security holdings or otherwise) of Illumina’s directors and executive officers in (i) Illumina’s Annual Report on Form 10-K for the year ended January 1, 2012, which was filed with the SEC on February 24, 2012, and (ii) Illumina’s preliminary proxy statement for its 2012 Annual Meeting of Stockholders, which was filed with the SEC on March 7, 2012. To the extent that Illumina’s directors’ and executive officers’ holdings of Illumina’s securities have changed from the amounts printed in the preliminary proxy statement for the 2012 Annual Meeting of Stockholders, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants in any proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in any proxy statement and other relevant materials to be filed with the SEC when they become available.